Schedule 3(g)-1 to Exhibit 10.7
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 1998



                                                                           Merger                                     Merger
                                                                      ----------------                              -------------
                                                  Historical                                          Historical
                                           ------------------------                                 -------------
ASSETS                                                                   Pro Forma       Pro Forma                  Pro Forma
                                              EPi           HTD          Adjustments      Combined      GBLP        Adjustments
                                           ----------     ---------   ---------------  --------------  --------    -------------

Current assets :
      Cash                                    62,465            48                         62,513      285,064
      Trade accounts receivable, net         126,723                                      126,723       57,697
      Inventory                              159,043                                      159,043        7,528
      Trade notes and other receivables        2,181                                        2,181       30,200
      Prepaid expenses                       161,962                                      161,962            -
                                           ----------     ---------   -----------       ---------    ---------     ------------
Total current assets                         512,374            48              -         512,422      380,488                -
                                           ----------     ---------   -----------       ---------    ---------     ------------

Rental and other equipment, net              568,497           966                        569,463      252,976
Patents & Organization Cost, net              86,088                                       86,088       67,034
Deposits                                       5,075                                        5,075        3,350
Acquired Developed Technology                                           2,000,000 (1)   2,000,000                     2,000,000(2)
Investment in ADM Tronics                                                                       -
                                           ==========    =========    ===========       =========    =========     ============
Total Assets                               1,172,034         1,014      2,000,000       3,173,048     703,848         2,000,000
                                           ==========    =========   ===========        =========    =========     ============

LIABILITIES AND NET CAPITAL DEFICIENCY
Current liabilities:
      Note Payable                           719,276                                      719,276       97,185
      Accounts payable                       509,330        44,500                        553,830         (480)
      Accrued expenses                       308,224                                      308,224       68,958
      Accrued commissions                     14,262                                       14,262            -
      Accrued payroll                          1,767                                        1,767       22,361
      Customer deposits                            -                                            -
      Deferred Revenue                        75,000                                       75,000
      Notes payable to related parties        65,926                       63,654 (4)     129,580
                                                                                                -
                                           ----------    ---------    -----------       ---------    ---------     ------------
Total current liabilities                  1,693,785        44,500         63,654       1,801,939      188,025                -
                                           ----------    ---------    -----------       ---------    ---------     ------------

Long term Note Payable                        90,260                                       90,260      932,791
Minority Interest in Limited Partnership                                                                              1,692,985 (2)
                                           ==========    =========    ===========       =========    ==========    ============
Total Liabilities                          1,784,045        44,500         63,654       1,892,199    1,120,816        1,692,985
                                           ==========    =========    ===========       =========    ==========    ============

Commitments and contingencies

Net capital deficiency/Equity:
      Convertible Preferred Stock              2,430                                        2,430
      Common Stock                            41,325            32         61,689 (1)     103,046
      Additional paid-in capital          15,277,249       194,522      1,703,225 (1)  17,174,996
      Deferred Compensation                  (67,678)                                     (67,678)
      General Partner (1%)                                                                            (85,656)           87,919  (2)
      Limited Partners (99%)                                                                            5,000           219,096  (2)
      Deficit/Retained Earnings          (15,865,337)     (238,040)       171,432 (1) (15,931,945)   (336,312)
                                           ----------     ---------   -----------       ---------    ---------      -----------
      Net capital deficiency/Total Equity   (612,011)      (43,486)     1,936,346       1,280,849    (416,967)          307,015
                                           ==========     =========   ===========       =========    =========     ============
        Total liabilities and net capital
        deficiency                           172,034         1,014      2,000,000       3,173,048     703,848         2,000,000
                                           ==========     =========   ===========       =========    =========     ============

[RESTUBBED TABLE]

                                                                       Medical Device
                                                                       Divestiture
                                                                       --------------------

                                                                                                         Pro Forma
ASSETS                                                 Pro Froma        Pro Forma                     Combined
                                                       Combined         Adjustments                  (as adjusted)
                                                    -------------    ------------------         ----------------------

Current assets :
      Cash                                              347,577         135,000  (3)                  482,577
      Trade accounts receivable, net                    184,420                                       184,420
      Inventory                                         166,571        (152,233) (3)                   14,338
      Trade notes and other receivables                  32,381                                        32,381
      Prepaid expenses                                  161,962           7,500  (5)                  169,462
                                                    -----------      ----------                  ------------
Total current assets                                    892,910          (9,733)                      883,177
                                                    -----------      ----------                  ------------

Rental and other equipment, net                         822,439        (613,466) (3)                  208,973
Patents & Organization Cost, net                        153,122                                       153,122
Deposits                                                  8,425                                         8,425
Acquired Developed Technology                         4,000,000                                     4,000,000
Investment in ADM Tronics                                     -         606,667  (3)                  606,667
                                                    ===========      ==========                  ============
Total Assets                                          5,876,896         (16,532)                    5,860,364
                                                    ===========      ==========                  ============

LIABILITIES AND NET CAPITAL DEFICIENCY
Current liabilities:
      Note Payable                                      816,461        (672,750) (3)                  143,711
      Accounts payable                                  553,350         (48,169) (3)                  505,181
      Accrued expenses                                  377,182         (21,581) (3), (5)             355,601
      Accrued commissions                                14,262                                        14,262
      Accrued payroll                                    24,128                                        24,128
      Customer deposits                                       -                                             -
      Deferred Revenue                                   75,000                                        75,000
      Notes payable to related parties                  129,580                                       129,580
                                                              -                                             -
                                                    -----------      ----------                  ------------
Total current liabilities                             1,989,964        (742,500)                    1,247,464
                                                    -----------      ----------                  ------------

Long term Note Payable                                1,023,051                                     1,023,051
Minority Interest in Limited Partnership              1,692,985                                     1,692,985
                                                    ===========      ==========                  ============
Total Liabilities                                     4,706,000        (742,500)                    3,963,500
                                                    ===========      ==========                  ============

Commitments and contingencies

Net capital deficiency/Equity:
      Convertible Preferred Stock                        2,430                                          2,430
      Common Stock                                     103,046               3,226  (3)               106,272
      Additional paid-in capital                    17,174,996              96,774  (3)            17,271,770
      Deferred Compensation                            (67,678)                                       (67,678)
      General Partner (1%)                               2,263                                          2,263
      Limited Partners (99%)                           224,096                                        224,096
      Deficit/Retained Earnings                    (16,268,257)            625,968  (3)           (15,642,289)
                                                   -----------   -----------------               ------------
      Net capital deficiency/Total Equity            1,170,896             725,968                  1,896,864
                                                   ===========   =================               ============
        Total liabilities and net capital
        deficiency                                   5,876,896             (16,532)                 5,860,364
                                                   ===========      =================            ============


(1) To reflect the elimination of HTD equity accounts, issuance of EPI shares and allocation of the purchase price in excess of net tangible assets acquired, see Note 2 to the Pro Forma Condensed Combined Financial Statements.
(2) To reflect the elimination of the GBLP equity accounts, issuance of EPI shares and allocation of the purchase price in excess of net tangilble assets acquired, see Note 2 to the Pro Forma Condensed Combined Financial Statements.
(3) To reflect the sale of the Medical Device Business for $150,000 cash (net of $15,000 registration fee) and ADM stock (2,925,000 shares) pursuant to the Asset Purchase Agreement.
(4) To record additional liability uncurred to Arup Sen as if the change in control occurred on June 30, 1998.
(5) To record purchase of a one-year product liability policy for discontinued products coverage.